Exhibit 99.1

Exhibit 99.1

March 12, 2013

Unwired Planet Analyst Day

Investors of the Mobile Internet

PROPRIETARY © Unwired Planet

Forward Looking Statements

Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements about our business outlook, assessment of market conditions, anticipated trends in our business strategies, expectations about encumbrances on our assets, future plans, future sales, , including expectations about mobile phone unit sales, prices for our major products, our strategic licensing approach and our aligned strategic partners, capital spending tax rates our 20 year tax-optimized platform, and our lean flexible expense structure. These forward-looking statements are not guarantees of future performance. They are based on management’s current expectations that involve a number of business risks and uncertainties, and of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The risks and uncertainties relating to the forward-looking statements in the presentation include those described under the caption “Risk Factors” in Unwired Planet, Inc’s SEC filings including but not limited to unwired planet’s Quarterly Report on Form 10-Q filed on February 7, 2013 and any subsequently filed reports on Form 8-K or amendments thereto.

2

PROPRIETARY © Unwired Planet

Overview of Today’s Program

3

Strategy Overview:

Intellectual Property:

Financial Overview:

Tim Robbins &

Daniel Mendez, IP GMs

Mike Mulica, CEO

Eric Vetter, CFO

PROPRIETARY © Unwired Planet

Extended Team

4

Evercore Partners

Leveraging the Ecosystem

Inventors and Strategic Advisors

EIP

McKool Smith

Strategy Overview

PROPRIETARY © Unwired Planet

Review of Last 12 Months

6

Address legacy business issues

?Eliminate product group losses

?Maximize capital available to fund new strategy

Define go-forward strategy

Build a stable platform

Execution on strategic alternative

1
2
3
4

?Leverage undervalued assets to maximize shareholder value

?Team

?Patent Portfolio

?NOLs

?Development of sustainable financial model

?Low burn

?Eliminate liabilities

?Ericsson transaction

?Repositioning from laggard to leader

PROPRIETARY © Unwired Planet

Review of Last 12 Months

7

Cost of Transition

ITC Case Repositioning

Unsettled Baseline for Licensing

Shareholder Communication (ongoing)

Accomplishments Challenges (until now) IP Strategy Inception Divesture of unprofitable product business New Talent-Best in Class Repositioning to New Model Industry Leadership in Mobile Telecoms IP

TRANSACTION WITH ERICSSON

PROPRIETARY © Unwired Planet

Strategy & Deal Structure

100 new patents to be contributed each of next five years

Management infrastructure + Combined portfolio of patents creates ‘Multi-Layer’ licensing opportunity

1900+ Patents with 225+ pending

200+ Patents with 60+ pending

UP primary Ericsson worldwide alternative licensing channel

Seminal patents (2G/3G/4G) creates long term

industry platform for IP realization at scale

PROPRIETARY © Unwired Planet

Overview of Transaction Structure 10 250+ Fundamental Mobile Patents & Applications

2150+ Fundamental Mobile Patents & Applications

Revenue share

Organized in Nevada in Sept 2012

Wholly owned

Managed by UP

Inc. Combined Portfolio of 2400+ Patent Assets

PROPRIETARY © Unwired Planet

Transaction Highlights

Contribution of 2,248 patent assets from Ericsson

?Leader in Mobile Communication patents

?Future patent contributions from 2014—2018

?Broadens existing portfolio into Telecoms Infrastructure

?Significantly extends life of UPIP intellectual property

Holistic and deeply relevant combined IP

Long-term industry platform for realization of IP value Accelerates Unwired Planet licensing plan

1
2
3
4

?Combined portfolio spans Telecoms Infrastructure and Mobile Internet

?Over 900 US Patents

?Over 1200 foreign patents

?Over 200 Essential Patents

?300 pending applications

?500 more assets to be contributed over the next 5 years

?Critical technology at all layers of mobility

?Patent assets reflect decades of mobile industry IP development

?Execution by deeply experienced and proven IP management team

?Conscientious and sustainable long-term IP licensing program

?Recurring royalty licensing model

PROPRIETARY © Unwired Planet

Financial Highlights

1
2	3 4 Deferred consideration

Strong capitalization/

low burn rate

Recurring royalty revenues

Increased

NOL usage

?Revenue share instead of upfront cash consideration

?In event of change of control of UPIP, Ericsson receives deferred consideration based on FMV of combined portfolio

?Payment floor of $1.05bn (less cumulative royalties paid to Ericsson) for 3 years post-completion

?$62.5mm cash, cash equivalents and investments as of 12/31/12

?Leveraging strong in house IP team complemented with world class external partners

?Build out of broader internal team over time consistent with revenue generation

?Typical in Standards Essential licensing – in accordance with FRAND

?Term vs. perpetual lump-sum licensing

?Broader licensing program and scale

?NOL utilization creates tax shield for UPIP net royalties

?Halo effect: improves underlying economics for UPIP ($1.6bn unutilized NOL balance as of 12/31/12)

PROPRIETARY © Unwired Planet

250+ patent assets

Fundamental application layer technology

NASDAQ Listing Licensing expertise 2150+ patent assets Fundamental communications technology Telco DNA

Future patent contributions

Long-term Industry Platform

Realization of IP Value

PROPRIETARY © Unwired Planet

3G/4G Device Shipments 14 4G

53.5% CAGR

3G

11.2% CAGR

Application to high growth industry

2012

2014 2016 Source: IDC, Wall Street Research

Mobile phone shipments (M)

PROPRIETARY © Unwired Planet

Addressable Market—Mobile Devices

2013

2014 2015 2016

2017

Portfolio largely unencumbered

Majority Licensable Today

Substantial Majority Licensable by 2016

PROPRIETARY © Unwired Planet

Gross Revenue Share 16 Cumulative Gross Revenue

Unwired Planet Revenue Share

Ericsson

Revenue Share

Commentary

$0 -$100 M

80%

20% Retention of initial revenue to fund licensing plan $100—$500M

50%

50%

50/50 share as critical mass achieved

$500 M+

30%

70% Recognizes Ericsson future patent transfers and lifespan of UP portfolio

PROPRIETARY © Unwired Planet

Unwired Planet History

19 YEARS

DECADES OF INNOVATION

BILLIONS INVESTED IN R&D

ONE GROUNDBREAKING IP PORTFOLIO

PROPRIETARY © Unwired Planet 18

Alain Rossman Founds Libris, Inc.

1st Mobile Internet Patents Filed

1994

THE ORIGINAL STRAIN OF MOBILE INTERNET DNA

Unwired Planet History

PROPRIETARY © Unwired Planet

1996 Changes Name to Unwired Planet 1st Live Commercial Product Launch

Unwired Planet History

PROPRIETARY © Unwired Planet

2001

Phone.com Acquires Software.com for $8 Billion

Renames company

Unwired Planet History

PROPRIETARY © Unwired Planet

Unwired Planet History 21

2012

Openwave Divests of Product Business

Reorganized as Mobile IP Licensing Company

Changes Name Back to Unwired Planet

Moves HQ to Reno, NV

PROPRIETARY © Unwired Planet

Unwired Planet History

FUTURE

2013

PROPRIETARY © Unwired Planet

Unwired Planet Company Signature

A public intellectual property licensing company, focused

exclusively on licensing the mobile ecosystem

Uniquely positioned with a comprehensive intellectual property portfolio resulting from the direct R&D investment by two industry pioneers Unwired Planet and Ericsson

Deploying the world’s best licensing, enforcement and patent development talent

Nimble business model with a long term view

Worldwide Mobile Ecosystem

Pure-play mobile licensing franchise

Unwired Planet – A Worldwide Mobility Portfolio

PROPRIETARY © Unwired Planet

Unwired Planet’s Global Footprint

25

1000+

100—400

30—99

10—29

1—9

0

PROPRIETARY © Unwired Planet

Synergies of a Combined Portfolio

DECADES of innovation

BILLIONS invested in R&D

Signal Processing

Radio Resource Management

Mobility Management

Antennas

Network Protocols

Software

Hardware

Voice / Text Applications

Appstore / Content

Broadcast/Push Technology

Location-based Services / Maps

E-Commerce

Foundational Mobile Computing

Device Functionality

Mobile Search

Mobile Advertising

Application

Layer

Communication

Layers

PROPRIETARY © Unwired Planet

Key Word Primer

A patent family is “the same invention disclosed by a common inventor(s) and patented in more than one country”. An extended patent family includes all patent documents that are linked (directly or indirectly) via a priority document belonging to one patent family.

A standard-essential patent is a patent that claims an invention that must be used to comply with a technical standard (such as 2G/3G/4G).

FRAND is a licensing obligation associated with essential patents declared to 2G/3G/4G under ETSI requiring the patent owner to license such patents to the industry on “Fair, Reasonable and Non-Discriminatory” terms.

We consider an implementation patent to be a patent below the application layer that is not declared standard-essential.

PROPRIETARY © Unwired Planet

Implementation (1726)

UPIP (202)

Essential (209)

Combined Portfolio – Distribution of Granted Patents

PROPRIETARY © Unwired Planet

Implementation (785)

UPIP (140)

Essential (37)

Combined Portfolio – Distribution of Families

PROPRIETARY © Unwired Planet

0

200

400

600

800

1000

1200

ERIC—Standards

UPIP

ERIC—Implementation

Combined Portfolio – Distribution by Country

30

Essential

UPIP

Implementation

PROPRIETARY © Unwired Planet

0

100

200

300

400

500

600

700

P e ndin g

Granted

Acquired Portfolio – Distribution by Tech Area

PROPRIETARY © Unwired Planet

Combined Portfolio – Patents and Applications

0

200

400

600

800

1000

1200

1400

1600

1800

2000

Essential (262)

UPIP (263)

Implementation (1909)

Granted 209

Granted 202

Granted 1726

Pending 53

Pending 61

Pending 183

PROPRIETARY © Unwired Planet

Combined Portfolio – Distribution by Target Market

0

200

400

600

800

1000

1200

Infrastructure

Mobile Device

Application Layer

Pending

Pending

Pending

PROPRIETARY © Unwired Planet

Combined Portfolio – Distribution by Year

0

50

100

150

200

250

300

350

400

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

2008

2009

2010

2011

2012

2013

Essential

UPIP

Implementation

PROPRIETARY © Unwired Planet

Essential families by functional area

RRC

MAC

RLC

PHYSICAL

PDCP

Network Control

Layer 3

Non-Access Stratum

Access Stratum

RAN

Core Network

Layer 2

Layer 1

1

14

1
1
3

15

1
1

User Equipment

PROPRIETARY © Unwired Planet

Declared to Standard – Worldwide

0

20

40

60

80

100

120

140

160

180

LTE

3G

2G

Granted 59

Granted 139

Granted 40

Pending 37

Pending 22

Pending 1

PROPRIETARY © Unwired Planet

Essential patents international distribution

37

42

20—29

10—19

5—9
1—4

0

Unwired Planet’s Market Approach

PROPRIETARY © Unwired Planet

Mobile Ecosystem in 3D

Network Equipment

Mobile Cloud & Services

Mobile Devices

Advertising

Browswer/e-commerce

Content

Electronic communication

Mapping

Mobile Handsets

Mobile Networks

Social Gaming

Social Networking

Search

Mobile Cloud & Services

Network Equipment

Mobile Devices

PROPRIETARY © Unwired Planet

Intersecting Markets

Mobile Markets Overlap:

Critical interplay between mobile device and cloud & services strategies.

Diversity of Business Models:

Device Differentiation

Digital Content Sales

Advertising

Enterprise Mobility

Subscription Services

& many more!

40

Mobile Devices

Cloud & Services

Infrastructure

PROPRIETARY © Unwired Planet

Portfolio Rich in all Three Markets

Essential functions

Base station and core network

High value mobile applications and content services

Cloud & Services

Mobile Devices

Infrastructure

Key features

PROPRIETARY © Unwired Planet

Multi-Layer Licensing Strategy

L3 – Network Layer

L2 – Data Link Layer

L1 – Physical Layer

Application Layer

Quality, scale & diversity will drive recurring revenues

Unwired Planet Model:

?Baseline royalties for standard compliant mobile devices and infrastructure based on FRAND

?Royalty uplifts for devices deploying additional device feature patents

?Flexible licensing adapted to address diversity of mobile cloud & services business models

PROPRIETARY © Unwired Planet

Takeaways

?Broad

?Deep

?Diverse

?Essential to communication

?Rich in high value mobile applications

Exceptional Mobile Innovation

Long-term recurring revenue model

1	2
3
4

?Over 900 US Patents

?Over 1200 foreign patents

?Over 200 essential patents

?300 pending applications

?500 more assets to be contributed over the next 5 years

?Network Infrastructure

?Mobile Devices

?Cloud and Mobile Services

?Royalties for mobile devices & infrastructure

?Flexibility for cloud and services strategies

Worldwide Coverage &

More to Follow

Three Key Markets

Unwired Planet Financial Overview

PROPRIETARY © Unwired Planet

45 Source: Gartner (December 2012)

Worldwide Mobile Phone Unit Sales (M) 2009 – 2016

0

500

1,000

1,500

2,000

2,500

2009

2010

2011

2012

2013

2014

2015

2016

Premium Phone

Basic Phone

Utility PhoneCAGR 2012 – 2016

5.0%

15.9%

2.2%

(2.4)%

PROPRIETARY © Unwired Planet 46

Source: Gartner (December 2012)

Worldwide Mobile Phone Sales ($BN) 2009 – 2016

0

50

100

150

200

250

300

350

2009

2010

2011

2012

2013

2014

2015

2016

Premium Phone

Basic Phone

Utility Phone

CAGR 2012 – 2016

10.8%

(0.9)%

(5.5)%

7.1%

PROPRIETARY © Unwired Planet

Profile of Our Operating Objectives

World class opex structure and financial efficiency

Strong liquidity and funding flexibility

Aligned strategic partners providing best-in-class support to our model

A 20 year tax-optimized platform for mobile IP licensing

Measured and strategic licensing approach targeting high margin, recurring revenue to maximize shareholder returns

Organizational Chart

Michael Mulica

Eric Vetter

Total Staff—8

Tim Robbins

Daniel Mendez

Total Staff—11

Chief Executive Officer

Chief Financial Officer/Chief Administrative Officer

Executive Vice Presidents/General Managers, IP Division

PROPRIETARY © Unwired Planet

Extended Team

Evercore Partners

Leveraging the Ecosystem

Inventors and Strategic Advisors

EIP

McKool Smith

PROPRIETARY © Unwired Planet

Lean Flexible Expense Structure – per Quarter

50 Fixed/Internal Public Company Operating Costs $2.0M – $2.2M Internal Licensing Team Costs $0.5M – $0.6M Stock Comp Expense $0.5M – $0.7M Variable/External Licensing Initiative Costs Licensing and Enforcement $2.5M – $7.0M+ Prosecution and Maintenance $1.5M – $2.0M Other Legacy Transition Costs Ending June 2013

PROPRIETARY © Unwired Planet

Clean Balance Sheet

In $000 As of December 31, 2012

Assets

Cash and Cash Equivilants $ 62,500

Other Assets $ 1,800

Total Assets $ 64,300 *Cash and Cash Equivalents

Represent 97% of Assets

Liabilities *Restricted Cash of $19M

Current Liabilities Through June 2013

Accrued Restructuring Costs $ 7,300

Other Current Liabilities $ 11,400

Total Current Liabilities $ 18,700

Other Liabilities $ 1,100

Total Liabilities $ 19,800 *No Debt or Contingent Liabilities

Equity $ 44,500

Total Liabilities and Equity $ 64,300

PROPRIETARY © Unwired Planet

Our View on Liquidity

License opportunities have existed and continue to exist (and grow) However, in making any license decision, we balance short term opportunities with long term shareholder value

Stabilized licensing platform now deployed

Licensing is our core business

Additional Strategic Alternatives include:

Place/sell IP with alternative channels

Partnerships

Financing Options including case based, contingency, revenue strip, etc.

Shelf filing gives us added flexibility We have a strong basis now and good flexibility going forward

PROPRIETARY © Unwired Planet

Shelf Registration Filed March 11, 2013

Type of Shelf:

Mixed Shelf: Preferred, Common, Warrants, and Units

Shelf Size:

$50M

26% of $196M Market Cap

Flexible liquidity available on opportunistic basis

No immediate plans for using the Shelf Why file a Shelf now?

PROPRIETARY © Unwired Planet

Equity Structure

90.5M Shares in the market now

2.3M RSU’s outstanding

5.9M Options outstanding 1.0M Restricted Shares Granted to Evercore upon close of E Transaction

1.2M Restricted Shares available to Evercore

500K at $3/share

700K at $5/share

PROPRIETARY © Unwired Planet

Unwired Planet Company Signature

A public intellectual property licensing company, focused

exclusively on licensing the mobile ecosystem

Uniquely positioned with a comprehensive intellectual property portfolio resulting from the direct R&D investment by two industry pioneers Unwired Planet and Ericsson Deploying the world’s best licensing, enforcement and patent development talent

Nimble business model with a long term view

Worldwide Mobile Ecosystem

Pure-play mobile licensing franchise